Exhibit 99.1

United States Commodity Index Funds Trust
United States Commodity Index Fund
Monthly Account Statement
For the Month Ended May 31, 2015

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(2,943,778)
Unrealized Gain (Loss) on Market Value of Futures	29,650,939
Dividend Income	(4)
Interest Income	27,824
ETF Transaction Fees	2,100
Total Income (Loss)	$26,737,081

Expenses
Management Fees	$342,448
Professional Fees	96,884
Brokerage Commissions	39,957
Prepaid Insurance Expense	5,935
Non-interested Directors' Fees and Expenses	3,144
Total Expenses	$488,368
Net Income (Loss)	$26,248,713

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 4/1/15	$516,770,194
Additions (550,000 Shares)	25,245,726
Withdrawals (600,000 Shares)	(27,398,595)
Net Income (Loss)	26,248,713

Net Asset Value End of Month	$540,866,038
Net Asset Value Per Share (11,450,000 Shares)	$47.24

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended May 31, 2015 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust
United States Copper Index Fund
Monthly Account Statement
For the Month Ended May 31, 2015

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$51,962
Unrealized Gain (Loss) on Market Value of Futures	45,488
Interest Income	99
Total Income (Loss)	$97,549

Expenses
Professional Fees	$6,166
Management Fees	990
Brokerage Commissions	152
Prepaid Insurance Expense	22
Non-interested Directors' Fees and Expenses	11
Total Expenses	7,341
Expense Waiver	(6,123)
Net Expenses	$1,218
Net Income (Loss)	$96,331

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 4/1/15	$1,853,501
Net Income (Loss)	96,331

Net Asset Value End of Month	$1,949,832
Net Asset Value Per Share (100,000 Shares)	$19.50

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended May 31, 2015 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust
United States Agriculture Index Fund
Monthly Account Statement
For the Month Ended May 31, 2015

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(30,806)
Realized Trading Gain (Loss) on Foreign Currency Transactions	6
Unrealized Gain (Loss) on Market Value of Futures	33,470
Unrealized Gain (Loss) on Foreign Currency Translations	173
Interest Income	114
Total Income (Loss)	$2,957

Expenses
Professional Fees	$5,743
Management Fees	1,124
Brokerage Commissions	63
Prepaid Insurance Expense	18
Non-interested Directors' Fees and Expenses	13
Total Expenses	6,961
Expense Waiver	(5,463)
Net Expenses	$1,498
Net Income (Loss)	$1,459

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 4/1/15	$2,087,770
Net Income (Loss)	1,459

Net Asset Value End of Month	$2,089,229
Net Asset Value Per Share (100,000 Shares)	$20.89

To the Shareholders of United States Agriculture Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended May 31, 2015 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Agriculture Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust
Monthly Account Statement
For the Month Ended May 31, 2015

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(2,922,622)
Realized Trading Gain (Loss) on Foreign Currency Transactions	6
Unrealized Gain (Loss) on Market Value of Futures	29,729,897
Unrealized Gain (Loss) on Foreign Currency Translations	173
Dividend Income	(4)
Interest Income	28,037
ETF Transaction Fees	2,100
Total Income (Loss)	$26,837,587

Expenses
Management Fees	$344,562
Professional Fees	108,793
Brokerage Commissions	40,172
Prepaid Insurance Expense	5,975
Non-interested Directors' Fees and Expenses	3,168
Total Expenses	502,670
Expense Waiver	(11,586)
Net Expenses	$491,084
Net Income (Loss)	$26,346,503

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 4/1/15	$520,711,465
Additions (550,000 Shares)	25,245,726
Withdrawals (600,000 Shares)	(27,398,595)
Net Income (Loss)	26,346,503

Net Asset Value End of Month	$544,905,099

To the Shareholders of the Series of United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended May 31, 2015 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612